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                                                                    EXHIBIT 10.6


                            CONTENT LICENSE AGREEMENT

         THIS AGREEMENT is made and entered into as of this 26th day of July, 2000 (the "Effective Date") by and between PETSVETSANDYOU.COM, INC., a Florida corporation ("Licensee"), and Ron Whitford ("Author"), (Licensee and Author are sometimes collectively referred to herein as the "parties").

         WHEREAS, Licensee wishes to display certain works both currently existing and to be authored by Author (the "Works") on the Licensee's site on the World Wide Web portion of the Internet (the "Site"); and

         WHEREAS, Author owns or controls certain rights with respect to the Works and wishes to grant to Licensee an exclusive, perpetual, irrevocable, world-wide license of those rights on the terms and conditions hereof;

         NOW, THEREFORE, for good and valuable consideration by each party to the other, the receipt and sufficiency of which is hereby acknowledged, Licensee and Author, intending to be legally bound hereby, agree as follows:

         1. GRANT OF LICENSE. Author hereby grants to Licensee in perpetuity an exclusive, world-wide, irrevocable and perpetual right and license (the "License) to: (i) adapt, modify and alter the Works or otherwise create derivative works based upon the Works (the "Derivative Works") (the Derivative Works and the Works collectively referred to herein as the "Materials"); (ii) reproduce the Materials in digital form of display on the Site (alone or in combination with other works, including, but not limited to, text, data, images, photographs, illustrations, animation, graphics, video or audio segments, and the hypertext links); and (iii) reproduce, transmit, communicate, display or distribute the Materials, on or as part of the Site, by means of any technology, whether now known or hereafter to become known. Notwithstanding the exclusivity of the license granted hereunder, Author shall have the right to use the Materials to her own benefit in other media, such as newspapers and periodicals so long as such use is not deemed by Licensee, in its reasonable discretion, to be competitive with Licensee's business. This Licensee is hereby granted and intended to extend all Works supplied by Author to Licensee, whether delivered under Section 3 or at anytime during the Term. The License shall, with respect to all Materials (including and portions thereof), survive any termination or expiration of this Agreement and the Licensee shall be entitled to continue to have all rights with respect to the Materials set forth herein with respect to such Materials in perpetuity. Licensee shall be responsible for and have sole discretion with respect to the use and display of the Materials (including selection, arrangement, format of content, and the "look and feel"), and notwithstanding any provision in this Agreement to the contrary, Licensee shall not be required to publish or other use any of the Materials. The initial Works delivered by Author to Licensee and subject to the License are set forth on APPENDIX A hereto. Author hereby agrees that upon request by the Licensee from time to time, whether during or after the term of this Agreement (including any extensions), Author shall execute such licenses, assignments and other agreements and instruments and take such other actions as are directed by the Licensee to ratify, reaffirm, protect, clarify, substantiate or further evidence its rights with regard to any such Materials and Works. This License shall be non-transferable by Licensee and Licensee shall have no right to assign or sublicense any of its rights hereunder, except to affiliates of Licensee.

         2. PROMOTIONAL USE. Author hereby grants to Licensee the right to advertise and promote the Materials on the Site, by whatever method and in whatever media Licensee deems appropriate: (i) using references to and excerpts from the Materials; and (ii) using Author's name, biographical information, likeness, pseudonym and/or image in connection with authorized uses of the Materials. Licensee shall also have the sole right to sell advertising in conjunction with the use of the Materials.


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         3.       DELIVERY OF MATERIALS. Immediately upon the execution of this
Agreement Author shall deliver to Licensee two (2) copies of printed versions and one (1) copy of electronic/digital (i.e., e-mail or manipulatable CD Rom) forms of the currently identified Works that shall be used by Licensee for display thereof on the Site and as set forth in APPENDIX A. Author may, but shall not be required to, supply additional Works to Licensee from time to time on a periodic basis as they are prepared. Author agrees to make such changes in the Works as may reasonably be requested by Licensee prior to publication, to assist Licensee's editorial personnel in the verification of any information contained in the Works, and to retain all notes, drafts and copies relating to the Works for three (3) years from publication. Final editing, headings and subheadings, illustrations and captions shall be in the sole discretion of Licensee. Licensee has the right not to publish the Materials at its discretion.

         4. CREDIT AND ATTRIBUTION. Licensee shall give Author credit in connection with the exploitation of the Materials by identifying Author in a prominent manner in conjunction with Materials as displayed on the Site.

         5. TERM. The term of this Agreement (the "Term") shall commence as of the date of execution and continue for a period of twenty-four (24) months or until terminated in accordance with this Agreement. The Agreement may be renewed annually thereafter on terms and conditions to be agreed to by the parties at such time. Licensee may terminate this Agreement at any time upon 30 days written notice to Author.

         6. FEES. In consideration for the License granted to Licensee hereunder and the provision of the Materials, Licensee shall grant to Author an option to purchase up to ten thousand (10,000) shares of the Class A common stock of PetsVetsandYou.com, Inc. at a price of $1.04 per share, with an exercise period of five years from the date of the grant. Such option shall fully vest upon grant but shall not be deemed granted until the Licensee has issued a Notice of Grant and Author has executed the Stock Option Agreement attached hereto as APPENDIX B.

         7. PROPRIETARY RIGHTS. As between Licensee and Author, Licensee shall be the sole owner of all intellectual property rights in the Site and all materials relating to the Site other than the Works. Notwithstanding the foregoing, Author shall retain all rights with respect to the Works which are not expressly granted to Licensee herein and Author may exercise, sell, license, or otherwise dispose of such rights at any time, except as would be in contravention hereof; provided however, that during the term of this Agreement, Author shall not license to any third party the right to use the Works in any media, except with respect to the existing contract with AVLS/Veterinarian Marketing Services. Neither party shall take any action or make any claim or use of the other party's intellectual property rights that infringes, jeopardizes, undermines or reduces the value of, or in any way dilutes or is contrary to the proper management and/or protection of, the other party's ownership of its own intellectual property.

         8. WARRANTIES AND REPRESENTATIONS. Author warrants and represents to Licensee that (i) Author has the right to enter into this Agreement and grant the rights granted herein, and that there has been no prior sale or transfer of rights to the Materials or any party thereof; (ii) the Materials are Author's original works, and do not now and will not violate or infringe upon any existing intellectual property rights, including, without limitation, copyright or trade secret or any contractual rights, and they contain no matter which, if published, will be fraudulent, harassing, libelous, obscene, or a violation of any rights of publicity or privacy, or any law or regulation. Author will fully cooperate with Licensee in responding to and defending against any third party claim related to the Materials.

         9. INDEMNITY. Each Party hereto shall indemnify, defend, and hold harmless the other Party, its editors, officers, directors, shareholders, employees, and agents with respect to any claim,


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demand, cause of action, debt or liability, including reasonable attorney's fees, to the extent that it is based upon a claim that, if true, would constitute a breach of any of the indemnifying Party's representations, warranties, or agreements hereunder. Notwithstanding the foregoing, Author shall not be liable for any claims arising from any matter displayed on the Site by Licensee that was not contained in the Materials, unless such matter was inserted with the written permission of Author. In claiming indemnification (the "Claimant") shall provide the other Party with written notice of any claim which the Claimant believes falls within the scope of the foregoing sections. The Claimant may, at its own expense, engage its own counsel and assist in the defense if it so chooses, provided that the other party shall control such defense and all negotiations relative to the settlement of any claim and further provided that any settlement intended to bind the Claimant shall not be final without the Claimant's written consent.

         10. LIMITATION LIABILITY. EXCEPT WITH RESPECT TO LIABILITY ARISING FROM A PARTY'S INDEMNIFICATION OBLIGATIONS HEREUNDER, NEITHER PARTY HERETO SHALL BE LIABLE TO THE OTHER FOR DIRECT, INDIRECT, INCIDENTAL, CONSEQUENTIAL, SPECIAL OR EXEMPLARY DAMAGES (EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES) SUCH AS, BUT NOT LIMITED TO, LOSS OF REVENUE OR ANTICIPATED PROFITS OR LOST BUSINESS. IN ANY EVENT, THE LIABILITY OF LICENSEE HEREUNDER SHALL NOT EXCEED THE FEES, IF ANY, DUE AND OWING TO AUTHOR HEREUNDER.

         11.      MISCELLANEOUS.

                  11.1 CONFIDENTIALITY. The terms and conditions of this Agreement shall be kept confidential by the parties and not disclosed to any third party except as required by law.

                  11.2 WAIVERS. No course of dealing or any delay or failure on the part of any party hereto in exercising any right, power, privilege or remedy hereunder or under any other instrument given in connection with or pursuant to this Agreement shall impair any such right, power, privilege or remedy or be construed as a waiver of any breach, default or acquiescence relating thereto. No single or partial exercise of any such right, power, privilege or remedy shall be construed as a waiver, or preclude the further exercise, of any such right, power, privilege or remedy or the exercise of any other right, power, privilege or remedy. No waiver shall be valid against any party hereto unless made in writing and signed by the party against whom enforcement of such waiver is sought and then only to the extent expressly specified therein.

                  11.3 ENTIRE AGREEMENT. This Agreement, including all exhibits and schedules referenced herein and attached hereto, constitutes the entire agreement between the parties hereto pertaining to the subject matters hereof, and supersedes all negotiations, preliminary agreements, and all prior and contemporaneous discussions and understandings of the parties in connection with the subject matters hereof.

                  11.4 AMENDMENTS. No change, modification or termination of any of the terms, provisions, or conditions of this Agreement shall be effective unless made in writing and signed or initialed by all parties hereto, their successors and assigns.

                  11.5 GOVERNING LAW. This Agreement shall be construed and enforced under and in accordance with the laws of the State of Florida. Any litigation arising from a dispute hereunder shall be litigated solely in the Circuit Court of the State of Florida in Hillsborough County, Florida, or in the Federal District Court for the Middle District of Florida, Tampa Division, and the parties hereto submit to the jurisdiction of such courts and agree that such courts shall be the sole situs of venue for the resolution of any such dispute through litigation.


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                  11.6     SEPARABILITY. If any paragraph, subparagraph or other
provision of this Agreement, or the application of such paragraph, subparagraph or provision, is held invalid, then the remainder of the Agreement, and the application of such paragraph, subparagraph or provision to person or circumstances other than those with respect to which it is held invalid, shall not be affected thereby.

                  11.7 HEADINGS AND CAPTIONS. The titles or captions of paragraphs and subparagraphs contained in this Agreement are provided for convenience of reference only, and shall not be considered a party hereof for purposes of interpreting or applying this Agreement, and, therefore, such titles or captions do not define, limit, extend, explain, or describe the scope or extent of this Agreement or any of its terms, provisions, representations, warranties, conditions, etc., in any manner or way whatsoever.

                  11.8 BINDING EFFECT ON SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors, personal representatives, heirs and assigns.

                  11.9 CONTINUANCE OF AGREEMENT. The rights, responsibilities, duties, representations and warranties of the parties hereto, and the covenants and agreements herein contained, shall survive any closing and the execution hereof, and shall continue to bind the parties hereto, and shall continue in full force and effect until each and every obligation of the parties hereto pursuant to this Agreement and any document or agreement incorporated herein by reference shall have been fully performed.

                  11.10 RELATIONSHIP OF PARTIES. Nothing contained in this Agreement shall be deemed or construed as creating a joint venture or partnership between Author and Licensee. Neither party, by virtue of this Agreement, is authorized as an agent, employee or legal representative of the other. Except as specifically set forth herein, neither party shall have the power to control the activities and operations of the other and their status is, and at all time will continue to be, that of independent contractors.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date hereof.


                                   "AUTHOR"

                                   /s/ Ronald E. Whitford
                                   --------------------------------
                                   [signature]

                                   Ronald E. Whitford
                                   --------------------------------
                                   [print name]


                                   --------------------------------
                                   [Title, if applicable]


                                   "LICENSEE"

                                   PetsVetsandYou.com, Inc.

                                   By: /s/ Neil Colby
                                      -----------------------------
                                   [signature]


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                                   Neil Colby
                                   --------------------------------
                                   [print name]

                                   Vice President and Director
                                   --------------------------------
                                   [Title, if applicable]


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                                   APPENDIX A

       "MATERIALS" AND "WORKS" COVERED UNDER THE CONTENT LICENSE AGREEMENT

"Materials" and "Works" to be provided by Author shall include, without limitation, the complete contents contained in the following CD-ROMs: [TO BE PROVIDED], as well as any materials contributed to develop other sections of the PetsVetsandYou.com Web site, including but not limited to, Client Education, Staff Training and other sections as appropriate.


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                                   APPENDIX B

                         FORM OF STOCK OPTION AGREEMENT


                                   [ATTACHED]